UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 7, 2006
                                                      ----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                        333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                     2188 Highway 86 Milford, Iowa  51351
       ---------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701
                                                      --------------




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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 15, 2006 the registrant held a conference call regarding its earnings for the first quarter of 2006. The telephonic replay of the conference call will be available on the registrant's website until February 22, 2006.



ITEM 8.01.  OTHER EVENTS.

On February 7, 2006, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Schedules Release of Fiscal First Quarter 2006 Results - Conference Call Scheduled". The text of this press release can be reviewed in its entirety under the attached Exhibit 99.15.

On February 13, 2006, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Reiterates Previous Guidance of 38-40 EPS for Fiscal 2006 - Gross Profit Increases 34%". The text of this press release can be reviewed in its entirety under the attached Exhibit 99.16.


ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


99.15           Press Release dated February 7, 2006.

99.16           Press Release dated February 13, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   February 15, 2006
    -------------------------

                                     By: /s/ Ronald C. Hickman
                                        --------------------------
                                             Ronald C. Hickman
                                             Principal Executive Officer,
                                             President and Director






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